PROMISSORY NOTE

                                                              New York, New York
U.S.$764,271.00                                       (as of) September 10, 2004

         FOR VALUE RECEIVED, the undersigned, STIMULYS, INC. (f/k/a SPAR Performance Group, Inc.), a corporation organized under the laws of the State of Delaware and currently having an address at 2245 Keller Way, Carrollton, Texas 75006 (the "Borrower"), hereby promises to pay to the order of SPAR INCENTIVE MARKETING, INC. (or the then current endorsee and holder(s) of this promissory note, as applicable, the "Lender"), at its office at 580 White Plains Road, Tarrytown, New York 10591, or at such other place as may be designated from time to time in writing by the Lender, the principal sum of SEVEN HUNDRED SIXTY FOUR THOUSAND TWO HUNDRED SEVENTY ONE U.S. DOLLARS (U.S.$764,271.00), or such other amount as may be advanced and outstanding hereunder, together with interest, all as provided in this promissory note (as the same may be supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided herein, this "Note").

         Section 1. Certain Defined Terms. Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the relevant Loan Instrument (as hereinafter defined). Definitions shall be applicable equally to the singular and plural forms of the terms defined, each use of a neuter, masculine, feminine or plural pronoun shall be deemed to refer to the form of pronoun appropriate to the circumstance, and each other reference to or by gender shall include reference to each other or neuter gender appropriate to the circumstance, in each case as the context may permit or require. The following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them: "Bankruptcy Proceeding" shall mean the filing or submission of any petition or other document for relief, bankruptcy, insolvency, receivership or other remedy, or the existence of any case, action, suit, or proceeding, whether voluntary or involuntary, under the United States Bankruptcy Code, or any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, any corresponding applicable law of any state, province or foreign jurisdiction, or any succeeding applicable law, and any rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time. "Business Day" shall mean any day during which the Lender is open for business in New York, New York, other than any Saturday, Sunday or other applicable legal holiday. "Collateral" shall mean any asset or property of any kind securing all or any part of Obligations or any Surety's Obligations, whether directly or indirectly, whether now existing or hereafter acquired or created, whether granted by the Borrower, any Surety or any other person (individually, jointly, severally or otherwise), and whether or not disclosed to the Borrower or any Surety, if any. "Default" shall mean any event that, with the giving or receipt of notice, the acquisition of knowledge or the passage of time (or any combination thereof), would constitute an Event of Default. "Event of Default" shall have the meaning assigned to it in Section 12 hereof. "Guarantor" and "Guarantors" shall respectively mean any one or more of THOMAS F. HUNTER, an individual currently residing in the State of Texas, and JOHN HARPER HAWKINS III, an individual currently residing in the State of Texas. "Guaranty" shall mean the Guaranty Agreement among the Guarantors and the Lender dated as of August 30, 2004, as the same may be supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided therein. "Loan" and "Loans" shall respectively mean any or more of the principal amounts outstanding from time to time (including future advances) respecting any and all of the loans and other advances made and amounts paid by the Lender from time to time to or on behalf or for the benefit of the Borrower, or otherwise owed from time to time to the Lender by the Borrower, under or pursuant to this Note or any other Loan Instrument, in each case (i) including, without limitation, those so made, paid or outstanding during the pendency of any Bankruptcy Proceeding, and (ii) whether requested, received, used or repayable by the Borrower individually, jointly, severally or otherwise. "Loan Instrument" and "Loan Instruments" shall respectively mean any one or more of this Note, any letter of credit application, guaranty, security agreement, hypothecation, assignment, mortgage or other instrument, agreement or document with or issued or given by the Borrower or any Surety creating, evidencing, governing, supporting, securing, perfecting, recognizing, subordinating or respecting (in whole or in part) any of the Obligations or Surety's Obligations, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Lender, in each case as each may have been and hereafter may be executed, supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided therein, whether before, as of or after the date hereof. "Material Adverse Effect" shall mean any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, cash flow, expenses, liabilities, operations, properties, prospects, reputation, taxation or condition (financial or otherwise) of the Borrower, (b) the ability of the Borrower to pay or otherwise satisfy (as and when due) any of the Obligations, or (c) any part of the Collateral or its value or the validity, enforceability, perfection or priority of any security interest of the Lender in any Collateral.

"Obligations" shall mean any and all (i) Loans (including future advances),  and
(ii) other amounts to be paid and all other obligations to be performed or otherwise satisfied by the Borrower under this Note or any other Loan Instrument (whether individually, jointly, severally or otherwise); in each case including, without limitation, (A) those so made, paid or outstanding, accrued, accruing or otherwise arising or applicable under any Loan Instrument during the pendency of any Bankruptcy Proceeding, irrespective of whether or to what extent such amounts accrue or are allowed or allowable as claims in any such proceeding, (B) whether requested, received, used, owed or repayable by the Borrower individually, jointly, severally or otherwise, and (C) all accrued and unpaid interest thereon (including, without limitation, any and all interest and other amounts accrued, accruing or otherwise arising or applicable under any Loan Instrument during the pendency of any Bankruptcy Proceeding, irrespective of whether or to what extent such interest, fees and other amounts accrue or are allowed or allowable as claims in any such proceeding). "Surety" and "Sureties" shall respectively mean any one or more of: the Guarantors; and any other co-obligor, indemnitor, guarantor, pledgor or surety of, or any other person providing any Credit Support for, any of the Obligations or any Surety's Obligations; in each case whether or not disclosed to the Borrower or any other Surety. "Surety's Adverse Effect" shall mean any material and adverse effect, whether individually or in the aggregate, upon (a) the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition, financial or otherwise, of any Surety, (b) the ability of any Surety to pay or otherwise satisfy (as and when due) any of its obligations under any of the Loan Instruments, or (c) any collateral provided by any Surety or its value or the validity, enforceability, perfection or priority of any security interest of the Lender therein. "Surety's Obligations" shall mean any and all of: the "Guarantors' Obligations" under (and as defined in) the Guaranty; and the other Credit Support from, and any and all other obligations of, any Surety under any Loan Instrument; in each case whether or not disclosed to the Borrower or any other Surety.

         Section 2. Loans and Obligations. (a) The Borrower represents, warrants and acknowledges to and covenants and agrees with the Lender that: (i) pursuant to its Revolving Credit, Guaranty and Security Agreement with the Lender dated as of June 30, 2002, and the Revolving Promissory Note issued pursuant thereto (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Revolving Documents"), the Lender has made loans on a revolving basis to the Borrowers that were outstanding as of the date hereof in the aggregate principal amount of $694,271.00 (the "Existing Revolving Loans"), and the Lender has caused to be issued a Letter of Credit in the face amount of $70,000.00 for the benefit of the Borrower (the "Existing Letter of Credit"); (ii) the Revolving Documents and the Existing Revolving Loans, as well as the Borrower's obligation to immediately and fully reimburse the Lender for any drawing under the Existing Letter of Credit (the "Existing Reimbursement Obligations"), were not subject as of the date of this Note to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination of the Borrower; (iii) the Borrower has issued this Note in order to fully pay and satisfy the Existing Revolving Loans and to amend, restate and replace the Existing Reimbursement Obligations as provided in subsection (b) of this Section; (iv) the Lender shall be deemed to have advanced to itself (at the request and for the benefit of the Borrower) on the date hereof the full amount of the Existing Revolving Loans in order to fully pay and satisfy the outstanding principal balance thereof; (v) as a result, the principal balance of the Loans and the Letter of Credit outstanding on the date hereof under and evidenced by this Note is and shall be equal to $764,271.00 (and is subject to increase as provided in subsection (b), below); (v) the Loans and other Obligations of the Borrower are not subject as of the date of this Note to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, (vi) the Note and Guaranty shall continue in full force and effect after the date hereof; (vii) all remaining availability under the Revolving Documents has been terminated; and (viii) except for the deemed advance described above and in subsection (b), below, no Loan advances are available to the Borrower under this Note.

         (b) The Borrower shall reimburse the Lender on demand for any and all advances made by the issuer thereof under the Existing Letter of Credit, each such advance shall be deemed to be an advance of Loan principal hereunder and part of the "Loans" and "Obligations" evidenced hereby. Such reimbursement obligations shall be deemed to have continued, amended, restated and completely replaced the Existing Reimbursement Obligations, but shall not be deemed to have been a payment or satisfaction thereof.

         (c) This Note evidences any and all amounts outstanding from time to time (including future advances) in respect of any and all loans and other advances made and amounts paid by the Lender in its discretion from time to time to or on behalf or for the benefit of the Borrower, or otherwise now or from time to time hereafter owed to the Lender by the Borrower, under or pursuant to this Note (each of which is a Loan hereunder), in each case (i) including, without limitation, those so made, paid or outstanding during the pendency of any Bankruptcy Proceeding, (ii) whether requested, received, used or repayable by the Borrower individually, jointly, severally or otherwise, and (iii) together with all accrued and unpaid interest thereon (including, without limitation, any and all interest and other amounts accrued, accruing or otherwise arising or applicable under any Loan Instrument during the pendency of any Bankruptcy Proceeding, irrespective of whether or to what extent such interest, fees and other amounts accrue or are allowed or allowable as claims in any such proceeding).

         Section 3. Voluntary and Mandatory Payments. (a) The Borrower shall repay the entire principal balance then outstanding under the Loans and all of the other monetary Obligations then outstanding in full on the first to occur (the "Maturity Date") of: (a) twenty Business Days from the date of this Note; or (b) the acceleration of the Obligations as contemplated by this Note, any other Loan Instrument or applicable law. The Borrower may voluntarily elect to prepay the Loans in full at any time, or in part from time to time, in each case without any premium or penalty. Nothing contained in this Note or any other Loan Instrument shall be construed as a waiver or modification of any term or provision of this Note or any other Loan Instrument respecting the payment of any expense, indemnity or reimbursement on demand.

         (b) Notwithstanding anything in this Note to the contrary, the parties agree: (i) $70,000 of the amount of this Note represents the $70,000 letter of credit (the "LOC") issued by Webster Bank to Airline Reporting Corporation
(ARC), (ii) unless it has been drawn upon, this amount is not due and payable prior to or on the Maturity Date of this Note, (iii) the LOC will be returned (undrawn upon) to the Lender and Webster Bank for cancellation by no later than nineteen business days from the date of this Note (the "LOC Surrender Date"),
(iv) if the LOC is so returned by the LOC Surrender Date, this $70,000 amount will be considered paid in full, (v) no interest or fee will will accrue and be payable for this LOC at any time prior to the first to occur of any drawing on the LOC and the LOC Surrender Date, (vi) if any drawing shall be made on the LOC, the amount of such drawing shall be deemed a funded Loan under this Note and shall be due and payable on the Maturity Date, (vii) if the LOC has not been returned to the Lender and Webster Bank by the LOC Surrender Date, the full undrawn LOC amount shall be deemed a funded Loan under this Note and shall be due and payable on the Maturity Date, and (viii) any such funded Loan shall bear interest as provided herein from and after the date deemed funded.

         Section 4. Interest; Default Interest. (a) Except as otherwise provided in this Section, the Loans shall bear interest on the unpaid principal balance of those Loans outstanding from time to time, from and including the date hereof through and including the date such principal balance of such Loans is repaid in full (including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise arising or applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding), at the rate of 8.935% per annum. Interest on the Loans shall be computed on the basis of the actual number of days elapsed and a year of 360 days and shall be payable by the Borrower in arrears: (i) in full on the Maturity Date; and (ii) on demand after the Maturity Date.

         (b) Any payment of principal, interest or other amount that is not paid when due under this Note or any other Loan Instrument, and all of the Loans after notice from the Lender during the continuance of any Default or Event of Default under this Note or any other Loan Instrument, shall, to the extent permitted by applicable law, bear interest (computed on the basis of the actual number of days elapsed and a year of 360 days) until repaid in full at an annual rate equal to 18% per annum, which interest rate shall be payable by the Borrower with respect to such amount(s) instead of the rate (if any) established by this Section with respect thereto, and which interest amount(s) shall be payable upon demand; in each case (1) subject, however, to the maximum rate permitted by Applicable Law as provided in Section 6 hereof, and (2) including, without limitation, any and all interest, fees and other amounts accrued, accruing or otherwise arising or applicable during the pendency of any Bankruptcy Proceeding, irrespective of whether such interest, fees and other amounts are allowed or allowable as claims in any such proceeding.

         Section 5. Maximum Interest Rate. It is the intention of the Borrower and the Lender that the interest (as defined under applicable law) that may be charged to, collected from or received from the Borrower under this Note shall not exceed the maximum rate permissible under applicable law. Accordingly, anything in this Note to the contrary notwithstanding, in the event any interest (as so defined) is charged to, collected from or received from the Borrower under this Note in excess of such maximum lawful rate, then the excess of such payment over that maximum rate shall be applied to the reduction of the outstanding principal balance of the Loans under this Note and the other outstanding Obligations (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction of the Obligations in full shall be returned by the Lender to the Borrower.

         Section 6. Waiver of Presentment, Etc. Presentment for payment, notice of dishonor, protest and notice of protest are hereby each absolutely, unconditionally, irrevocably and expressly waived forever by the Borrower.

         Section 7. Payments and Applications. All payments of principal, interest, fees and other amounts due the Lender pursuant to this Note or any other Loan Instrument shall be made in U.S. Dollars in immediately available funds by 2:00 P.M. (New York City time) on the date payment is due to the Lender at its offices at SPAR Incentive Marketing, Inc., 580 White Plains Road, Tarrytown, New York 10591, or as otherwise instructed by the Lender. Should any payment become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, in the case of any payment of principal, interest shall be payable thereon at the rate per annum specified in this Note during such extension. The Borrower hereby authorizes the Lender at any time and from time to time (in the discretion of the Lender) to deduct from any account of the Borrower with the Lender, or to direct any affiliate, custodian or designee of the Lender holding any account of the Borrower at the direction or for the benefit of the Lender to deduct from such account, all or any part of any amount (whether principal, interest or otherwise) that has become due and payable under this Note or any other Loan Instrument, all without any notice to or further consent from the Borrower. In debiting any such account, the Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in and debited from such account notwithstanding any internal procedure of the debiting person to the contrary. Except as otherwise provided in this Note or any other Loan Instrument, any funds received by the Lender from or on behalf of the Borrower (including the net proceeds from any collateral) may be applied by the Lender to the following items in such order and manner as may be determined by the Lender in its sole and absolute discretion to the extent permitted by applicable law:
(i) the payment of accrued and unpaid interest on the Loans and any breakage or other amounts (if any) required by this Note; (ii) the payment of due and unpaid principal on the Loans; (iii) the payment to or reimbursement of the Lender for any fees and expenses for which it is entitled to be paid or reimbursed pursuant to any of the provisions of this Note or any other Loan Instrument; (iv) the establishment or maintenance of any cash collateral required or permitted under this Note or any other Loan Instrument; and (v) the payment in full of all other Obligations.

         Section 8. Certain Representations Respecting the Borrower. The Borrower represents and warrants to the Lender as follows in each subsection of this Section, as of the date hereof and as of the date of each Loan or other advance or any readvance, renewal or extension thereof: (a) the full, complete and correct legal name of the Borrower is set forth in the first paragraph of this Note and on the signature page hereto, and except as otherwise disclosed to the Lender in writing, has never been changed and is and has been the only name ever used by the Borrower; (b) the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, maintains its chief executive office at the address set forth for it on the signature page, below, is duly qualified and in good standing to do business in each such location, and except as otherwise disclosed to the Lender in writing has not had its organizational state or chief executive office location anywhere else within the past six years; (c) the Organizational Documents of the Borrower have all been duly adopted, executed and filed to the extent required by applicable law, and the Borrower has the legal capacity, power, authority and unrestricted right to execute and deliver this Note and each of the other Loan Instruments to which the Borrower is or will be a party and to perform all of the Borrower's obligations hereunder and thereunder; (d) the execution and delivery by the Borrower of this Note and each of the other Loan Instruments to which the Borrower is or will be a party and the performance by the Borrower of all of the obligations of the Borrower hereunder and thereunder (i) have been duly authorized by all requisite action on the part of the Borrower and all requisite action on the part of each direct or indirect general partner, manager, trustee or similar principal of such Borrower that is not a natural person, as applicable, (ii) will not violate or be in conflict with any term or provision of (A) any applicable law (including, without limitation, any applicable usury or similar law), (B) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority applicable to the Borrower or any material part of the Borrower's assets and properties, or (C) any Organizational Document of the Borrower or of any direct or indirect general partner, manager, trustee or similar principal of such Borrower that is not a natural person, as applicable, (iii) will not violate, be in conflict with or constitute a default (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) under any term or provision of any of the Material Documents, and (iv) except as specifically contemplated by any Loan Instrument, will not result in the creation or imposition of any security interest, lien, encumbrance or other adverse claim of any nature upon any of its assets and properties; (e) no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person (whether under any Material Document or otherwise) is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by the Borrower of this Note or any other Loan Instrument to which the Borrower is or will be a party or the legality, validity, binding effect or enforceability of any of the terms and provisions of this Note and the other Loan Instruments; (f) the Borrower is not regulated by or otherwise subject to any applicable law that directly or indirectly limits or otherwise restricts or governs its ability to incur, continue or repay indebtedness or provide any Credit Support or to encumber any of its assets and properties as security for the indebtedness of itself or any other person; (g) this Note is, and each of the other Loan Instruments to which the Borrower is or will be a party when executed and delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms and provisions; (h) there is no action, suit, investigation or proceeding (whether or not purportedly on behalf of the Borrower, any Surety, any of their respective principals, executives or affiliates or any issuer or holder of any Collateral) pending or (to the best knowledge of the Borrower) threatened or contemplated at law, in equity, in arbitration or by or before any other governmental authority involving or affecting (A) the Borrower or, to the best knowledge of the Borrower, any Surety, any of their respective principals, executives or affiliates or any issuer or holder of any Collateral that, if adversely determined, would be reasonably likely to have a Material Adverse Effect or Surety's Adverse Effect, individually or in the aggregate with other events, (B) any alleged criminal act or activity (other than a traffic misdemeanor or lesser traffic violation) on the part of the Borrower or, to the best knowledge of the Borrower, any Surety or any of their respective principals, executives or affiliates, (C) any part of the Obligations, (D) any Collateral granted by the Borrower or (to the knowledge of the Borrower) any Surety, or (E) any of the transactions contemplated in this Note or any other Loan Instrument; (i) the financial statements and reports and any related notes and schedules respecting the Borrower delivered to the Lender prior to the date hereof, as well as those delivered after the date hereof (whenever delivered), if any, (i) were prepared in accordance with generally accepted accounting principles consistently applied throughout the period covered thereby, and (ii) are complete, accurate and a fair presentation of the Borrower's financial condition as of the date thereof and the Borrower's results from operations and income for the period covered thereby (subject in the case of interim statements to normal year-end audit adjustments), and since date of the latest financials preceding the date hereof, no event or events have occurred that individually or in the aggregate has had, will have or could have a Material Adverse Effect or Surety's Adverse Effect;
(j) after giving effect to the Loans and the other direct and indirect liabilities of the Borrower arising under this Note and the other Loan Instruments, whether absolute or contingent (treating all Credit Support and all unused availability under lines of credit, commitments and other indebtedness as fully funded indebtedness in the maximum amount thereof), the Borrower (A) is solvent (i.e., the aggregate fair value of its assets exceeds the sum of its liabilities), (B) has adequate working capital, and (C) is able to pay its debts as they mature; (k) the Borrower has never been the subject of any Bankruptcy Proceeding, and the Borrower is not currently taking or considering or planning to take, and the Borrower has never taken or considered or planned to take, any action to initiate or participate in any Bankruptcy Proceeding or any of the other actions specified in subsection (e) or (f) of the "Events of Default" Section of any non-demand Note, and to the knowledge of the Borrower no other person is currently considering or planning, or has ever considered or planned, to take any of those actions; (l) the Loans have been requested and will be or have been used by the Borrower or any Surety for business purposes and not for consumer purposes, and no part of the proceeds of the Loans or other credit from the Lender has been or will be used at any time in any way or for any purpose that violates or is inconsistent with any applicable Margin Stock Regulations;
(m) the Borrower and the Sureties (i) are engaged as an integrated group in the business of incentive promotions and travel services, selling or leasing goods and providing services in connection therewith, and providing to each other the required services and facilities for those integrated operations, (ii) are seeking the Loans and other credit for the purpose of funding those integrated operations and certain other approved working capital requirements of the Borrower and the Sureties, and (iii) each expect to derive financial and other benefit, directly or indirectly, in return for undertaking their respective obligations under this Note and the other Loan Instruments, both individually and as a member of the integrated group; and (n) no representation or warranty of the Borrower made or contained in this Note or any other Loan Instrument (whether with respect to the Borrower, any Surety or otherwise) and no report, statement, certificate, schedule or other document or information furnished or to be furnished by or on behalf of the Borrower or any Surety in connection with the transactions contemplated by this Note and the other Loan Instruments (whether with respect to the Borrower, any Surety or otherwise) contains or will contain a misstatement of a material fact or omits or will omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading.

         Section 9. Certain Covenants of the Borrower. The Borrower covenants and agrees with the Lender that it will comply in all respects on a timely basis (except as otherwise expressly provided) and at its own expense with each, and will not cause, suffer or permit any violation of any, of the terms and provisions of this Section, from the date hereof and until the Obligations have been fully paid and satisfied and this Note shall have no further force or effect, unless the Lender (in its sole and absolute discretion) shall consent otherwise in writing:

         (a) The Borrower shall give, or cause to be given, immediate written notice to the Lender of: (i) any change in the name (whether change in legal name, use of other name or otherwise), name(s) of controlling equity owner(s), the state or other jurisdiction of incorporation or other organization or the location of the chief executive office, of the Borrower, as applicable , or, to the best knowledge of the Borrower, the name (whether change in legal name, use of other name or otherwise) name(s) of controlling equity owner(s), the state or other jurisdiction of incorporation or other organization or the location of the chief executive office of any Surety or any issuer or holder of any Collateral;
(ii) the institution or threat of, or any adverse determination or change in, any action, suit, investigation or proceeding (whether or not purportedly on behalf of the Borrower, any Surety, any of their respective principals, executives or affiliates or any issuer or holder of any Collateral) at law, in equity, in arbitration or by or before any other governmental authority involving or affecting (A) the Borrower or, to the best knowledge of the Borrower, any Surety, any of their respective principals, executives or affiliates or any issuer or holder of any Collateral that, if adversely determined, would be reasonably likely to have a Material Adverse Effect or Surety's Adverse Effect, individually or in the aggregate with other events, (B) any alleged criminal act or activity (other than a traffic misdemeanor or lesser traffic violation) on the part of the Borrower or, to the best knowledge of the Borrower, any Surety or any of their respective principals, executives or affiliates, (C) any part of the Obligations, (D) any Collateral granted by the Borrower or (to the knowledge of the Borrower) any Surety, or (E) any of the transactions contemplated in this Note or any other Loan Instrument; (iii) any change in location or any loss of or other material and adverse change in any Collateral (to the knowledge of the Borrower) granted by any Surety; (iv) any act or event known to the Borrower that in any material respect violates, is in conflict with, results in a breach of or constitutes a default (with or without the giving or receipt of notice, the acquisition of knowledge or the passage of time or any combination thereof) under any term or provision of any of the Organizational Documents or other Material Documents; (v) any nonpayment or other Default or Event of Default under this Note or any other Loan Instrument, or any other nonpayment, misrepresentation, nonperformance or other breach or default in or with respect to any of the Borrower's Obligations; or (vi) any other event if such event, individually or in the aggregate with other events, has had, will have or could have any Material Adverse Effect or Surety's Adverse Effect.

         (b) The Borrower shall provide to the Lender such financial statements, accounts, reports, certificates, tax returns, statements, documents and other information as the Lender from time to time may request, each in such form and substance as may be acceptable to the Lender. From time to time upon the request of the Lender, the Borrower (upon receipt) will furnish copies to the Lender, and will direct such other persons (including the issuers and preparers) as the Lender may request to furnish copies directly to the Lender, of any and all financial statements, account statements, notices and other reports and information pertaining to the Collateral as the Lender may request. At all reasonable times and as often as the Lender reasonably may request, the Borrower shall permit representatives designated by the Lender to (A) have complete and unrestricted access to the premises of the Borrower and the books and records of the Borrower, and make copies of, or excerpts from, those books and records, and
(B) discuss the accounts, assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition, financial or otherwise, of the Borrower or any Collateral with the Borrower's accountants and other representatives.

         (c) The Borrower at all times shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be necessary: (i) to maintain its due organization, valid existence and good standing under the laws of its state of organization; and (ii) to preserve and keep in full force and effect all foreign and other qualifications, licenses and registrations in those jurisdictions in which the failure to do so would be reasonably likely to have a Material Adverse Effect. The Borrower: (A) shall at all times maintain its full and unrestricted right, power and authority, and shall not, and shall not cause, suffer or permit anyone else to, take or fail to take any action (with respect to itself or otherwise), or offer, commit or enter into to any agreement or arrangement, that would, or could, in any way restrict, limit, make subject to third-party approval or otherwise impair its right, power or authority, (x) to carry on its business as now conducted, (y) to execute, deliver or be a party under this Note or any other Loan Instrument to which it is or becomes a party or any supplement, modification or amendment thereto or restatement or replacement thereof from time to time in the manner provided therein, or (z) to perform any of its obligations under this Note or any other Loan Instrument; and (B) shall not, and shall not cause, suffer or permit, any supplement, modification or amendment to any of Organizational Documents of the Borrower, or of any direct or indirect general partner, manager, trustee or similar principal of the Borrower that is a corporation, limited liability company or similar entity, as applicable, that would further limit, restrict, impair or make subject to approval any such power or authority or would otherwise be adverse to any such execution, delivery, participation or performance. The Borrower shall at all times: (1) do business exclusively under its own name(s) and employer and taxpayer identification numbers, hold itself out to the public as a legal entity separate and distinct from any other person (and not as a department or division of someone else), and correct any misunderstandings known to it regarding the separate identity of the Borrower;
(2) use its own separate stationery, invoices and checks; (3) use its own logos and trademarks and not share any common logo or trademark with any other person;
(4) observe all corporate or equivalent formalities for maintaining its status as a valid separate entity; and (5) maintain its records, books of account, bank accounts and other assets and properties separate and apart from those of any other person and not commingle any of them with those of any other person.

         Section 10. Events of Default. Each of the following events shall constitute a default under this Note (each an "Event of Default"): (a) any representation or warranty made in, or any report, statement, certificate, schedule or other document or information furnished in connection with, this Note or any of the other Loan Instruments shall prove to have been false or misleading in any material respect when made or furnished or deemed made or furnished (whether prior to, on or after the date hereof); (b) any default (whether in whole or in part) shall occur and be continuing in the payment of any principal, interest or other amount (i) under this Note or any other Loan Instrument, or (ii) under any other indebtedness, obligation or liability of the Borrower, any Surety or any of their respective principals or other affiliates owed to the Lender or any of its affiliates; (c) any other default in the due observance or performance of any term or provision of this Note and the other Loan Instruments shall occur (whether in whole or in part),  which default is not described in any other  subsection of this Section;
(d) any default (whether in whole or in part) shall occur and be continuing (i) in the payment of any principal, interest or other amount owed under any other indebtedness, obligation or liability (other than the Obligations) now or hereafter owed (whether individually, jointly, severally or otherwise, and whether on or after the date hereof) by the Borrower, any Surety or any of their respective principals or other affiliates, or (ii) in the due observance or performance of any term or provision of any instrument, agreement or document (other than a Loan Instrument) evidencing or respecting any such other indebtedness, liability or obligation, including (without limitation) any and all any indebtedness or other obligation (other than the Obligations) for any
(A) money borrowed, debt issue, deferred purchase price, letter of credit, acceptance, or commitment or line of credit, (B) cap, swap, exchange, forward contract or other option or hedge, whether interest, currency, equity or otherwise, (C) capital lease, (D) affiliate advance, (E) preferred stock with mandatory payments or redemptions, (F) unfunded pension obligations, or (G) other credit, or under any Credit Support from the referenced person respecting any such indebtedness or any other obligation of any other person, in each case however evidenced and whether owed to the Lender, any of its affiliates or any other person, and in each case which default is not described in any other subsection of this Section, and such default shall continue beyond any applicable grace and cure periods thereunder; (e) the Borrower, any Surety or any of their respective principals or other affiliates shall (i) fails to, be unable to or otherwise does not generally pay its debts as they become due, (ii) conceal, remove or transfer any of its assets and properties in violation or evasion of any bankruptcy, fraudulent conveyance or similar applicable law,
(iii) make an assignment for the benefit of its creditors, (iv) petition or apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties, (v) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code, (vi) file with or otherwise submit to any governmental authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, (vii) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, (viii) be adjudicated a bankrupt or insolvent, or
(ix) take any action for the purpose of effectuating, approving or consenting to any of the other actions or events described in this subsection; (f) any case, proceeding or other action shall be commenced against the Borrower, any Surety or any of their respective principals or other affiliates for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (whether in whole or in part), anything specified in subsection (e) of this Section, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Borrower, any Surety or any of their respective principals or other affiliates or all or a substantial part of the assets and properties of the Borrower, any Surety or any of their respective principals or other affiliates ; (g) one or more final judgments for the payment of money shall be rendered against the Borrower, any Surety or any of their respective principals or other affiliates and the same shall remain undischarged for a period of 30 days during which levy and execution shall not be effectively stayed or contested in good faith; (h) any seizure, levy, attachment, distraint, loss, destruction, termination, foreclosure or other material impairment, deterioration or diminution (whether in whole or in part) shall occur with respect to all or any part of any Collateral or other material assets and properties of the Borrower, any Surety or any of their respective principals or other affiliates (other than fully insured casualty losses); (i) any Loan Instrument or any security interest granted thereunder (or the intended perfection or priority thereof) for any reason shall (in whole or in part) cease to be in full force or effect or shall be contested, challenged or repudiated by or on behalf of the Borrower or any Surety; (j) the Borrower, any Surety or any of their respective principals or other affiliates shall be or become the subject of or a party to any criminal indictment or conviction (other than a misdemeanor); (k) the failure in business or termination of current employment of the Borrower, any Surety or any of their respective principals or other affiliates, any merger, consolidation, reorganization, liquidation, sale of substantially all of its assets, or change in ownership or control of the Borrower or any Surety, or the death or permanent disability of the Borrower or any Surety or any of their respective principals; or (l) any event or events shall occur that (individually or in the aggregate with any other event(s)) have had or could have a Material Adverse Effect or Surety's Adverse Effect, as determined by the Lender in the exercise of its reasonable judgment, and the Lender shall have given the Borrower notice of such determination.

         Section 11. Enforcement. During the continuance of any Default or Event of Default under this Note or any other Loan Instrument, the Lender shall be entitled in its sole and absolute discretion at any time: (i) to declare this Note, and any and all principal, interest and other amounts due under this Note and/or any other Loan Instrument, to be immediately due and payable upon written notice to the Borrower, all without presentment, protest, demand or notice of any kind, all of which are hereby absolutely, unconditionally, irrevocably and expressly waived forever by the Borrower; and (ii) to exercise or otherwise enforce (from time to time) any one or more of the rights, powers, privileges, remedies and interests of the Lender under this Note, any other Loan Instrument or applicable law; provided, however, that in the event of the occurrence of any of the events respecting the Borrower set forth in subsection (e) or (f) of the definition of Event of Default, the Loans and all of the other monetary Obligations shall be accelerated and immediately due and payable as stated above. The Lender may (without limitation), at any time and from time (in the Lender's sole and absolute discretion), exercise or otherwise enforce any right, power, privilege, remedy or interest of the Lender under this Note, any other Loan Instrument or applicable law: (a) at law, in equity, in rem or in any other forum available under applicable law; (b) without notice except as otherwise expressly provided in this Note; (c) without any demand for payment except as otherwise expressly provided in this Note; (d) without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Lender may have against or in respect of the Borrower, any Surety or any other person or thing; and (e) without regard to any act or omission of the Lender or any other person. The Lender may institute one or more proceedings (which may be separate proceedings) with respect to this Note and each of the other Loan Instruments in such order and at such times as the Lender may elect in its sole and absolute discretion. This Note or any other Loan Instrument may be enforced without the presence or participation of any co-obligor (joint or several) or Surety, whether through lack of jurisdiction, venue or service or otherwise; and the Borrower shall not raise, and the Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever, any objection or defense respecting the need for any such presence or participation.

         Section 12. Reinstatement. In the event any payment of or any application of any amount, asset or property to any of the Obligations, or any part thereof, at any time is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, any Surety or any other person, whether by order of any court, by any settlement approved by any court, or otherwise, then the terms and provisions of this Note shall continue to apply, or shall be reinstated if not then in effect, as the case may be, with respect to the Obligations so rescinded, restored or returned, all as though such payment or application had never been made.

         Section 13. Waivers of Notice, Etc. The Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever each and all of the following: (a) acceptance and notice of any acceptance of this Note or any other Loan Instrument; (b) notice of any action taken or omitted in reliance hereon;
(c) presentment and notice of any presentment; (d) demand for payment and notice of any such demand; (e) dishonor and notice of any dishonor; (f) protest and notice of any protest; (g) notice of any nonpayment or other event that constitutes, or with the giving of notice or the passage of time (or both) would constitute, any nonpayment, nonperformance, misrepresentation or other breach or default under this Note or any other Loan Instrument; (h) notice of any material and adverse effect, whether individually or in the aggregate, upon (i) the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of the Borrower, any Surety or any other person, (ii) the ability of any of them to pay or otherwise satisfy (as and when due) any of their respective obligations under any of the Loan Instruments, or (iii) any collateral securing the obligations of any of them under the Loan Instruments or its value or the validity, enforceability, perfection or priority of any security interest of the Lender therein; and (i) any other proof, notice or demand of any kind whatsoever with respect to any or all of the Obligations or Surety's Obligations or promptness in making any claim or demand under this Note or any other Loan Instrument. No act or omission of any kind in connection with any of the foregoing shall in any way impair or otherwise affect the legality, validity, binding effect or enforceability of any term or provision of this Note or any other Loan Instrument or any of the Obligations or Surety's Obligations.

         Section 14. Consent to Jurisdiction, Etc. The Borrower hereby consents and agrees that the Supreme Court of the State of New York for the County of New York and the United States District Court for the Southern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the Lender and the Borrower under or related to this Note or any other Loan Instrument; provided that the foregoing consent shall not deprive the Lender of the right in its sole and absolute discretion to voluntarily commence or participate in any action, suit or proceeding in any other court having jurisdiction and venue over the Borrower. The preceding consents to jurisdiction and venue have been made by the Borrower and accepted by the Lender in reliance (at least in part) on Section 5-1402 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. The Borrower will not raise, and hereby absolutely, unconditionally, irrevocably and expressly waives forever, any objection or defense in any such dispute to any such jurisdiction as an inconvenient forum. The Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever personal service of any summons, complaint or other notice or process in any such dispute, which each may be sent by mail, courier or any of the other means permitted for notices under this Note or any other Loan Instrument to the Borrower at the address specified herein. The Borrower acknowledges and agrees that a final judgment in any such action, suit or proceeding shall be conclusive and binding upon the Borrower and may be enforced against the Borrower or any of its assets or properties in any other appropriate jurisdiction selected by the Lender (in its sole and absolute discretion) by an action, suit or proceeding in such other jurisdiction. To the extent that the Borrower may be entitled to immunity (whether by reason of sovereignty or otherwise) from suit in any jurisdiction, from the jurisdiction of any court or from any other legal process, the Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever such immunity.

         Section 15. Waiver of Set Off, Etc. The Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever, and agrees that the Borrower will not exercise or otherwise enforce, any and all rights of extension, stay, moratorium, setoff, counterclaim, recoupment, abatement or reduction or other claim or determination respecting any payment due under this Note or any other Loan Instrument that may now or hereafter be accorded to the Borrower under applicable law or otherwise. To the extent not required as a compulsory counterclaim, the Borrower (a) shall pursue separate exercise and enforcement of any right, power, privilege, remedy or interest retained (and not waived) by the Borrower under this Note, the other Loan Instruments or applicable law, and (b) shall not seek to exercise or otherwise enforce any such right, power, privilege, remedy or interest in any proceeding instituted by the Lender under or in respect of this Note or any other Loan Instrument, whether through joinder, consolidation, setoff, recoupment, abatement, reduction, counterclaim, defense or otherwise. In any dispute with the Lender, the Borrower covenants and agrees that the Borrower will not seek, recover or retain any, and the Borrower hereby absolutely, unconditionally, irrevocably and expressly waives forever any and all, special, exemplary, punitive and/or consequential damages (whether through action, suit, counterclaim or otherwise) to the extent waiver is not limited under applicable law.

         Section 16. Relationship of the Borrower and the Lender, Etc. The Borrower represents, warrants and acknowledges to and covenants and agrees with the Lender that: (a) the Lender is acting solely in the capacity of lender respecting this Note, the other Loan Instruments and the Collateral; (b) the sole relationship of the Borrower with the Lender is that of debtor and creditor, respectively , and no term or provision of this Note or any other Loan Instrument is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary or advisory relationship with the Borrower, any Surety or any of their respective affiliates; (c) the Borrower has received and independently and fully reviewed and evaluated the Note and the other Loan Instruments, the obligations and transactions contemplated hereunder and thereunder and the potential effects of such obligations and transactions on the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation, taxation and condition (financial or otherwise) of each of the Borrower, the Sureties and their respective affiliates, if any (each a "Business Attribute"), which review and evaluation was made (i) together with legal counsel and (to the extent deemed prudent by the Borrower) financial and other advisors to the Borrower, (d) the Borrower has not received, the Borrower is not relying upon, and none of the Sureties has received or is relying upon, any oral or written advice, analysis, representation or warranty, counsel, promise or assurance of any kind whatsoever from the Lender, any of its affiliates or any of their respective officers, attorneys or other representatives (whether with respect to any Business Attribute or otherwise), including (without limitation), any tax, accounting or legal advice or counsel; (e) the Borrower is not relying upon, and none of the Sureties is relying upon, any expertise, business acumen, industry knowledge or other guidance of any kind whatsoever of the Lender, any of its affiliates or any of their respective officers, attorneys or other representatives (whether with respect to any Business Attribute or otherwise), including (without limitation) any aspect of the ownership, operation, development, financing or taxation of any thereof; (f) no counsel to the Lender has in any way provided any tax or other legal counsel, analysis, advice or assurance to, or has in any way otherwise represented, the Borrower, any Surety or any of their respective affiliates or other representatives, whether in connection with any Loan Instrument or otherwise (and each such counsel may rely on this clause (f) as if directly addressed to them and is an intended third party beneficiary hereof); (g) the Lender, its affiliates and its other representatives may be providing debt financing, equity capital or other services (including financial advisory services) to other companies or persons in respect of which the Borrower, any Surety or any of their respective affiliates may have conflicting interests regarding the transactions described herein and otherwise, and that neither the Lender nor any of its affiliates or representatives has any obligation to use in connection with the transactions contemplated by any Loan Instrument, or to advise the Borrower, any Surety or any of their respective affiliates of, or furnish to any of them, any confidential or other information obtained by the Lender or any of their affiliates or representatives from or with respect to other transactions, companies or persons; and (h) by accepting or approving any certificate, statement, report or other document or information required to be given to the Lender (whether as a required notice or report, for approval or otherwise), or any alleged performance of anything required to be observed, performed or fulfilled by the Borrower, or any Surety, pursuant to this Note or any other Loan Instrument, neither the Lender nor any of its representatives shall have, or shall be deemed or construed to have, made any representation or warranty to or agreement with the Borrower, or any Surety with respect thereto or affirmed the sufficiency, the legality, enforceability, effectiveness or financial impact or other effect thereof.

         Section 17. Reliance on Representations, Etc. The Lender shall be entitled to rely, and in entering into this Note and the other Loan Instruments and making any Advances or other Loans in fact has relied, upon the representations, warranties and other information respecting the Borrower, each Surety and each other persons contained in this Note and the other Loan Instruments notwithstanding (A) any credit information that at any time may have been or from time to time hereafter may be sought, obtained or reviewed by the Lender or (B) any other investigation, analysis or evaluation that at any time may have been made or from time to time hereafter may be made by the Lender or its designees of all or any part of the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of the Borrower, any Surety, any of their respective principals or other affiliates (if any), or any other person.

         Section 18. Lender's Right of Setoff, Etc. The Lender in its sole and absolute discretion is hereby authorized at any time and from time to time during the continuance of any nonpayment or other Default or Event of Default under this Note or any other Loan Instrument, or any other nonpayment, misrepresentation, nonperformance or other breach or default in or with respect to any of the Obligations, in each case without notice to the Borrower (any such notice being hereby absolutely, unconditionally, irrevocably and expressly waived forever by the Borrower), to set off (directly or through any of the affiliates, custodians, participants and designees of the Lender) and apply to or against any and all of the Obligations (whether now or hereafter created, acquired or existing) any and all (a) deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties at any time held in the possession, custody or control of the Lender and any of its affiliates, custodians, participants and designees (including, without limitation, any items held in any investment management or custody account), and (b) indebtedness or other amount or obligation at any time owing by the Lender or any of its affiliates or participants, to or for the credit, account or benefit of the Borrower, in each case whether or not the Lender shall have made any demand for the payment and/or performance of any such obligations (in whole or in part) from the Borrower, any Surety or any other person, declared any default under this Note or any other Loan Instrument, accelerated any of the Obligations or other non-demand obligations under any Loan Instrument, or made any other demand or taken any other action, whether under this Note, any other Loan Instrument or otherwise, and although any such obligations may be contingent or unmatured (in whole or in part). Without limiting the foregoing, the Borrower hereby grants to the Lender a continuing security interest in and to all such possessory deposits, assets and properties of and all such indebtedness and other obligations owed to the Borrower; and the Borrower hereby authorizes each such holder to so set off and apply such amounts at such times and in such manner as the Lender may direct pursuant to this Section, in each case to the fullest extent possible as if the person making the setoff were a direct creditor of the Borrower in the full amount of the Obligations. The Lender shall endeavor to notify the Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. In debiting any such account, the Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in that account notwithstanding any internal procedure of the Lender or any of its affiliates, custodians, participants and designees to the contrary. The rights of the Lender under this Section are in addition to and without limitation of any other rights, powers, privileges, remedies and other interests (including, without limitation, other rights of set off and security interests) that the Lender may have under this Note, any other Loan Instrument, any other document or transaction with the Borrower, or applicable law.

         Section 19. Exculpation and Indemnification. The Lender and its participants, affiliates, custodians and designees, and their respective shareholders, partners, members, directors, officers, managers, employees, attorneys and agents (together with the Lender, each an "Indemnitee"), shall not incur any liability for any acts or omissions (and the Borrower hereby absolutely, unconditionally, irrevocably and expressly waives and releases forever any and all related claims and actions against each Indemnitee), and each Indemnitee shall be indemnified, reimbursed and held harmless by the Borrower on demand by the Lender), and (at the request of the Lender) defended at the expense of the Borrower with counsel selected by the Lender, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any Indemnitee, in each case arising out of or related directly or indirectly to this Note, any other Loan Instrument, any of the Collateral, any of the Loans or the application of any proceeds thereof, or any environmental claim, except to the extent occasioned by the Indemnitee's own acts or omissions breaching a duty owed to the Borrower and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction. The preceding exception for gross negligence or willful misconduct is not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any other exculpation, indemnification, release, waiver, consent, acknowledgment, authorization or other term or provision of this Note or any other Loan Instrument.

         Section 20. Notices. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Note or any other Loan Instrument shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above or below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national or international overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (b) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day), including (without limitation) any telecopy. Refusal to accept delivery of any item shall be deemed to be receipt of such item by the refusing party. Notices also may be given by telephone to the extent and for the purposes provided in this Note or any other Loan Instrument. The Borrower acknowledges and agrees that the Lender may record any and all telephone calls with the Borrower and its representatives without any further or specific notice of any such recording.

         Section 21. Expenses, Etc. The Borrower shall pay or reimburse on demand any and all costs and expenses incurred by the Lender, whether directly or indirectly, in connection with (a) the preparation, execution and delivery of the Lender's term sheet or commitment letter, (b) any syndication of this facility, (c) the preparation, execution and closing of this Note and the other Loan Instruments, and all waivers, releases, discharges, satisfactions, modifications and amendments thereof and approvals and consents with respect thereto, (d) all payments made and actions taken thereunder in the name or on behalf of the Borrower under this Note or any other Loan Instrument, (e) all periodic audits and other evaluations and the ongoing monitoring of the Collateral (including, without limitation, the per diem fees and expenses of the Lender and its designees in performing such audits and other evaluations), (f) all searches (whether respecting financing statements, unpaid taxes and other security interests, liens and encumbrances or otherwise) and credit verifications, (g) all surveys and appraisals, title examinations and insurance, and surety bond premiums, (h) all mortgage recording, documentary, transfer, intangible, note or other similar taxes and revenue stamps, and all filings and recordings, and (i) the administration, maintenance, enforcement and adjudication of this Note, any other Loan Instrument and the rights, powers, privileges, remedies and other interests of the Lender thereunder and under applicable law, in each case including (without limitation) the disbursements, expenses and fees of counsel to the Lender (including, without limitation, the allocated costs of in-house counsel), currently Jenkens & Gilchrist Parker Chapin LLP, and the disbursements, expenses and fees of any local or special counsel retained by the Lender or its counsel.

         Section 22. Agreement Absolute, Survival of Representations, Etc. Each of the payment obligations, representations and warranties (as of the date(s) made or deemed made), covenants, waivers and other agreements and obligations of the Borrower contained in this Note and the other Loan Instruments: (a) are and shall be absolute, irrevocable and unconditional, irrespective of (among other things) the validity, legality, binding effect or enforceability of any of the other terms and provisions of this Note or any other Loan Instrument or any other act, circumstance or other event described in this Section; (b) shall survive and remain and continue in full force and effect in accordance with their respective terms and provisions following and without regard to (i) the execution and delivery of this Note or any other Loan Instrument and the performance or non-performance of any Obligations or Surety's Obligations under any Loan Instrument, (ii) any advance, accrual, payment, repayment or readvance of any amount under any Loan Instrument, or the inception, creation, acquisition, increase, decrease, satisfaction or existence from time to time of any Obligations or Surety's Obligations under any Loan Instrument, in each case irrespective of the fact that from time to time the outstanding balance of the Loans and other monetary Obligations may be zero, (iii) any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of or other change in any term or provision of (A) this Note or any other Loan Instrument or (B) any one or more of the Loans or other Obligations or any Surety's Obligations, including (without limitation) any extension or other change in the time, manner, place or other term of payment or performance of any of the foregoing, in each case except as and to the extent expressly modified by the terms and provisions of any such extension, change, waiver, modification, renewal, consolidation, spreading, amendment or restatement, (iv) any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Lender under any Loan Instrument or applicable law, against the Borrower, any Surety or any other person or with respect to any of the Obligations, any Surety's Obligations, any other obligations or any collateral or security interest therein, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), (v) any surrender, repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing, liquidation or disposition respecting any collateral or setoff respecting any account or other asset in accordance with any Loan Instrument or applicable law (except as and to the extent the Obligations have been permanently reduced by the application of the net proceeds thereof), (vi) the perfected or non-perfected status or priority of any mortgage or other security interest in any such collateral, which may be held without recordation, filing or other perfection (whether intentionally or otherwise), (vii) any release, settlement, adjustment, subordination or impairment of all or any part of the Obligations, any Surety's Obligations, any other obligations or any collateral or any security interest therein under or with respect to any Loan Instrument or applicable law, whether intentionally or otherwise (except as and to the extent expressly modified by the terms and provisions of any such release, settlement or adjustment), (viii) any extension, stay, moratorium or statute of limitations or similar time constraint under any applicable law, (ix) any investigation, analysis or evaluation by the Lender or its designees of the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of the Borrower, any Surety, or any other person, (x) any application to any obligations of the Borrower or any Surety other than any Obligations or Surety's Obligations of (A) any payments from such person not specifically designated for application to the Obligations or Surety's Obligations or (B) any proceeds of collateral from such person other than from the Collateral, (xi) any sale, conveyance, assignment, participation or other transfer by the Lender (in whole or in part) to any other person of any one or more of this Note or any of the Loan Instruments or any one or more of the rights, powers, privileges, remedies or interests of the Lender herein or therein, or (xii) any act or omission on the part of the Lender or any other person or any other act, event or circumstance that otherwise might constitute a legal or equitable defense, counterclaim or discharge of a borrower, co-obligor, indemnitor, guarantor, pledgor or surety; in each case in such manner and order, upon such terms and provisions and subject to such conditions as the Lender may deem necessary or desirable in its sole and absolute discretion, without notice to or further assent from the Borrower, any Surety, or any other person (except for such notices as may be expressly required to be given to such party under the applicable Loan Instrument), and without affecting any of the rights, powers, privileges, remedies and other interests of the Lender under this Note, the other Loan Instruments and applicable law; (c) shall not be subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination that the Borrower, any Surety, or any other person may have against the Lender, any Surety or any other person; (d) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Borrower, any Surety, or any other person, or the inability of any of them to pay their respective debts or perform or otherwise satisfy their respective obligations as they become due for any reason whatsoever; and (e) shall remain and continue in full force and effect without regard to any of the foregoing acts, events or circumstances (i) until all of the Obligations have been fully paid and satisfied and (ii) thereafter with respect to any and all acts, events or circumstances occurring prior to such payment and satisfaction and any and all resulting claims, liabilities, losses and expenses (including, without limitation, the attorneys' disbursements, expenses and fees), whenever incurred or asserted.

         Section 23. Severability. In the event that any term or provision of this Note or any other Loan Instrument shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that governmental authority of the remaining terms and provisions of this Note or any other Loan Instrument, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other governmental authority of any of the terms and provisions of this Note or any other Loan Instrument.

         Section 24. No Waiver by Action, Cumulative Rights, Etc. Any waiver or consent respecting this Note or any other Loan Instrument shall be effective only if in writing and signed by the Lender and then only in the specific instance and for the specific purpose for which given. No waiver or consent shall be deemed (regardless of frequency given) to be a further or continuing waiver or consent. The failure or delay (in whole or in part) of the Lender to require performance of, or to exercise or otherwise enforce any of the rights or remedies of the Lender with respect to, any term or provision of this Note or any other Loan Instrument shall in no way affect the right of the Lender at a later time to exercise or otherwise enforce any such term or provision. No notice to or demand on the Borrower or any Surety in any case shall entitle such party to any other or further notice or demand. No acceptance by the Lender of
(A) any partial or late payment shall constitute (or be deemed or construed to be) a satisfaction or waiver of the full amount then due or the resulting Default or Event of Default, or (B) any payment during the continuance of any Default or Event of Default shall constitute (or be deemed or construed to be) a waiver or cure thereof; and in each case the Lender may accept or reject any such payment without affecting any Obligations or any Surety's Obligations or any of the rights, powers, privileges, remedies and other interests of the Lender under this Note, the other Loan Instruments and applicable law. All representations, warranties, covenants, agreements and obligaitons of the Borrower in this Note and all rights, powers, privileges, remedies and other interests of the Lender under this Note, the other Loan Instruments or applicable law are cumulative and not alternatives.

         Section 25. Successors and Assigns, Assignment and Intended Beneficiaries. Whenever in this Note or any other Loan Instrument reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of the Borrower in this Note or any other Loan Instrument shall inure to the benefit of the participants and other successors and assigns of the Lender; provided, however, that nothing herein shall be deemed to authorize or permit the Borrower to assign any of the Borrower's rights or obligations under this Note or any other Loan Instrument to any other person (whether or not an affiliate of the Borrower), and the Borrower covenants and agrees that the Borrower shall not make any such assignment. The Lender from time to time may assign to one or more financial institutions, institutional investors or other persons all or any portion(s) of the rights and interests and/or obligations of the Lender under this Note or any other Loan Instrument, including (without limitation) the assignment to any Federal Reserve Lender (as collateral or otherwise) of all or any portion(s) of the rights of the Lender to payments of principal and/or interest under this Note or any other Loan Instrument, and may take any and all reasonable actions necessary or appropriate in connection with any such assignment, all without notice to or consent of the Borrower or any other person. The Lender from time to time also may sell to one or more financial institutions, institutional investors or other persons a participation interest in all or any undivided portion of the rights, powers, privileges, remedies and interests of the Lender under this Note or any other Loan Instrument. The Lender from time to time may furnish and disclose financial statements, documents and other information pertaining to the Borrower to any potential assignee or participant. The representations, warranties and other terms and provisions of this Note and the other Loan Instruments are for the exclusive benefit of the parties hereto, and, except as otherwise expressly provided herein, no other person, including creditors of any party hereto, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

         Section 26. Governing Law, Amendments, Etc. This Note has been made (or shall be deemed to have been made) and has been delivered and accepted by the Lender in the City, County and State of New York. This Note and the other Loan Instruments shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). This governing law election has been made by the Borrower and accepted by the Lender in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. This Note or any other Loan Instrument may have been executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may have been executed by one or more of the parties thereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto or thereto, as the case may be. The section and other headings contained in this Note and the other Loan Instruments are for reference purposes only and shall not affect the meaning or interpretation of this Note or any other Loan Instrument. The Borrower hereby authorizes the Lender to fill in any and all blanks and to correct any and all typographical or clerical errors in this Note or any other Loan Instrument at any time as determined by the Lender, all without any notice to or any further consent from the Borrower. Except as otherwise provided in the preceding sentence, except as otherwise expressly provided in this Note with respect hereto or any other Loan Instrument with respect thereto and except as otherwise provided or permitted under applicable law with respect to any Uniform Commercial Code financing statement, modification, continuation or the like, each and every modification and amendment of this Note or any other Loan Instrument shall be in writing and signed by all of the parties hereto or thereto, as applicable, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Note or any other Loan Instrument shall be in writing and signed by each affected party hereto or thereto, as applicable.

         Section 27. Waiver of Jury Trial; All Waivers Intentional, Etc.. In any action, suit or proceeding in any jurisdiction brought by the Lender against the Borrower, or vice versa, the Borrower and the Lender each hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury. This waiver of jury trial by the Borrower, and each other waiver, release, relinquishment or similar surrender of rights (however expressed) made by the Borrower in this Agreement or any other Loan Instrument to which the Borrower is a party, has been absolutely, unconditionally, irrevocably, knowingly and intentionally made by the Borrower.

         Section 28. Entire Agreement. The Lender has not (directly or indirectly) offered, made, accepted or acknowledged any representation, warranty, promise, assurance or other agreement or understanding (whether written, oral, express, implied or otherwise) to, with or for the benefit of the Borrower, any Surety or any of their respective affiliate or representatives respecting any of the matters contained in this Note and the other Loan Instruments except for those expressly set forth in this Note and the other Loan Instruments. This Note and the other Loan Instruments contain the entire agreement and understanding of the parties and supersede and completely replace all prior and other representations, warranties, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this Note and the other Loan Instruments.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first written above.


                               STIMULYS, INC.
                               (f/k/a SPAR Performance Group, Inc.)


                               By: /s/ Thomas F. Hunter
                                  ------------------------------------------
                                  Thomas F. Hunter , President
                                  The Borrower's Address For Notice And Service:
                                  2245 Keller Way, Carrollton, Texas 75006

STATE OF
                                    :  SS.:
COUNTY OF

         On this _____ day of September, 2004, before me personally came THOMAS HUNTER, to me known, who, being by me duly sworn, did depose and say: that he resides at 2601 Wake Forest Drive, Plano, TX 75093; that he is the PRESIDENT of STIMULYS, INC., the corporation described in and which executed the above instrument; and that he (or she) signed his (or her) name thereto by order of the board of directors of said corporation.


                                                /s/ Thomas F. Hunter
                                        ----------------------------------------
                                                (Signature and office of
                                           individual taking acknowledgment.)